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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                          March 5, 2002 (March 5, 2002)

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                  000-20872              41-0518430
   (State or other jurisdiction       (Commission           (I.R.S Employer
         of incorporation)           File Number)         Identification No.)


             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 861-8140


                                 Not applicable
         (Former name or former address, if changed since last report.)



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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

              The following exhibit is furnished as part of this report:

              Exhibit 99.1 Certain Information Disclosed to Prospective Private Placement Purchasers of Senior Convertible Notes Not Previously Publicly Reported.

Item 9. Regulation FD Disclosure.

         In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On March 5, 2002, the registrant announced, and filed the press release containing such announcement in a separate Current Report on Form 8-K dated March 5, 2002, that it intends to offer, subject to market and other conditions, $75 million of senior convertible notes due 2022 (plus an additional amount of up to $15 million at the option of the purchasers) in a private placement. The notes will be convertible into St. Mary common stock at the option of the holders under certain circumstances, at a price to be determined. The offering is expected to close in mid-March 2002.

         In connection with this private placement, the registrant anticipates disclosing to prospective purchasers certain information that has not been previously publicly reported. A copy of such information is attached hereto as
Exhibit 99.1.

         The notes and the common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933 or any state securities laws and are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933. Unless so registered, the notes and common stock issued upon conversion of the notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act of 1933 and applicable state securities laws. This report shall not constitute an offer to sell nor a solicitation of an offer to buy any of these securities.

         This report contains forward looking statements within the meaning of federal securities laws. The words "intend" and "expect" and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause the registrant's actual results to differ materially from results expressed or implied by the forward looking statements. These risks include such factors as the uncertainty of financial market conditions, the volatility and levels of oil and natural gas prices, and other matters discussed under the "Risk Factors" section of the registrant's 2000 Annual Report on Form 10-K. As a result of these risks, the registrant cannot assure you that it will be able to complete the proposed private offering. Although the registrant may from time to time voluntarily update its forward looking statements, it disclaims any commitment to do so except as required by federal securities laws.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ST. MARY LAND & EXPLORATION COMPANY

Date: March 5, 2002                    By: /s/ RICHARD C. NORRIS
                                           ---------------------
                                           Richard C. Norris
                                           Vice President-Finance



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                                  EXHIBIT INDEX

            EXHIBIT
            NUMBER         DESCRIPTION
            -------        -----------
              99.1         Certain Information Disclosed to Prospective Private
                           Placement Purchasers of Senior Convertible Notes Not
                           Previously Publicly Reported.